EXHIBIT 99

                             JOINT FILER INFORMATION


Name:  John Motulsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ John Motulsky
            -----------------

Name:  Wayne Teetsel
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ Wayne Teetsel
            -----------------

Name:  Christopher Wilson
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ Christopher Wilson
            ----------------------

Name:  Thomas Varkey
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ Thomas Varkey
            -----------------

Name:  Jonathan Sacks
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ Jonathan Sacks
            ------------------

Name:  Peter Sisitsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer:  Stonehill Capital Management LLC
Issuer & Ticker Symbol:  Neenah Enterprises, Inc.  (NENA)
Date of Event Requiring Statement: February 10, 2009; February 11, 2009 and February 12, 2009

Signature:  /s/ Peter Sisitsky
            ------------------